PROMISSORY NOTE BY AND BETWEEN
STEALTH TECHNOLOGIES, INC. AND
LAW OFFICE OF ROBERT ECKARD & ASSOCIATES, P.A.

THIS PROMISSORY NOTE ("Agreement") is made this ~~14th~~ 17th day of January 2020 by and between Stealth Technologies, Inc., a Nevada Corporation ("Borrower") in favor of the LAW OFFICE OF ROBERT ECKARD & ASSOCIATES, P.A., a professional association ("LORE" and/or "Creditor").

RECITALS

WHEREAS Borrowers have requested LORE represent them as well as the entity, Stealth Technologies, Inc. in the matters of *HD Group Enterprises LLC v. Stealth Card Inc. Case No.: 17-006359-CI, The Marketing Source Inc. v. Excelsis Investment Inc. Case No.: 16-00823-CI, Mace Security International v.* Mobile Dynamic Marketing, Inc. D/B/A Stealth Technologies, Inc 8:19-cv-01429-TPB-AEP. Such retention is more fully outlined in the Retainer Agreements entered into on October 5, 2018, August 27, 2019 and May 9, 2019 and incorporated herein by reference ("Retainers").

WHEREAS, pursuant to the terms of the Retainers, LORE has performed services and accrued reasonable fees and costs on behalf of Defendants. As of the date of execution of this Agreement, the Defendants owe LORE Sixty Thousand Seven Hundred Twenty-Seven Dollars and Eighty Cents ($60,727.80) in reasonable attorney's fees and costs.

WHEREAS, Defendants have requested LORE continue with representation of the Defendants although their bill is currently outstanding.

WHEREAS, LORE has agreed to a payment plan for payment of the current outstanding fees and costs due.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Borrowers and Creditor do hereby agree as follows:

TERMS

The recitals cited above are incorporated herein. For value received through deferred payment, the undersigned borrower, Stealth Technologies, Inc., promise unconditionally to pay to the order of LAW OFFICE OF ROBERT ECKARD & ASSOCIATES, P.A., its successors or assigns during Creditor's regular business hours at Creditor's offices at 3110 Alternate U.S. 19 N, Palm Harbor, FL 34683, or at such other place as Creditor may from time to time designate, the principal amount of Sixty Thousand Seven Hundred Twenty Seven Dollars and Eighty Cents ($60,727.80) (the "Principal Amount"), as outlined in attached "Exhibit A", together with interest on the unpaid Principal

Amount outstanding from time to time at the rate or rates hereafter specified and any and all other sums which may be owing to Creditor by Borrower pursuant to this Promissory Note. The following terms shall apply to this Promissory Note:

1. **Down Payment.** Borrower shall make a down payment on the principal balance in the amount of $5,727.80 on or before January 17, 2020.

2. **Interest Rate and Default Rate.** Interest shall accrue at the current statutory interest rate of 6.83% per annum, with accrual of interest beginning on March 1, 2020. Upon the occurrence of any Event of Default, as described herein, any unpaid principal shall accrue interest at the rate of Eighteen Percent (18%) per annum OR the maximum rate allowed by law, whichever is less, during such period Borrower's default under this Note.

3. **Principal and Interest Repayments.** Borrower shall repay the outstanding Principal Amount and accrued interest as follows: The Initial Payment of $5,172.37 shall be due and payable on March 1, 2020 with consecutive payments in the amount of $5,172.37 due on the 1st day of each subsequent month until payment is made in full in accordance with this Note. Payments received by Borrower will be applied to accrued interest first, and then to the Principal Amount.

4. **Right to Cure.** If the Borrower defaults under any of this Agreement's terms, the Creditor will give the Borrower a written notice of the default. The Borrower has ten (10) days after receipt of this notice to cure the default. If the Borrower fails to cure the default within this time period, the Creditor may exercise those remedies granted under Paragraph 10 of this Agreement or applicable law.

5. **Repayment Extension.** If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Florida are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Promissory Note.

6. **Prepayment.** This Promissory Note may be prepaid in whole or in part at any time without premium or penalty, provided that each payment shall be accompanied by payment of all unpaid costs, fees, expenses and late charges, if any, which are due plus all accrued and unpaid interest due as of the date of such prepayment.

7. **Obligations.** The term "Obligations" shall mean the full and punctual observance and performance of all present and future duties, covenants

and responsibilities due to Creditor by Borrower of any nature whatsoever, including all past, present and future indebtedness and liabilities of Borrower to Creditor for the payment of money (extending to the Principal Amount and all interest, fees, late charges, expense payments, liquidation costs, and attorneys' fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated. If more than one Obligation is outstanding, each payment may be applied to such of the Obligations as Creditor shall determine in its sole discretion.

8. **Loan Documents.** The obligations of Borrower evidenced by this Promissory Note are a part of the obligations referred to in the retainer agreements attached as Exhibits B, C, and D.

9. **Events of Default.** The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Promissory Note:

(a) the failure of Borrower to pay any sum due under this Promissory Note when due, whether by demand or otherwise;

(b) the death of Borrower;

(c) the filing of any petition for relief under the United States Creditor Code or any similar federal or state statute by or against Borrower;

(d) the making of an application for the appointment of a custodian, trustee or receiver for, or of a general assignment for the benefit of Creditors by, Borrower;

(e) the insolvency of Borrower or the failure of Borrower generally to pay debts as such debts become due;

(f) any representation or information contained in any other document given by Borrower to Creditor that is not in all material respects true and complete;

(g) the determination in good faith by Creditor that a material adverse change has occurred in the financial condition of Borrower;

(h) the determination in good faith by Creditor that the security for the Obligations is inadequate;

(i) the occurrence of any default by Borrower under any of the Loan Documents; or

(j) the determination in good faith by Creditor that the prospect of payment of any of the Obligations is impaired.

10. **Rights and Remedies upon Default.** Upon the occurrence of an Event of Default hereunder, Creditor, in Creditor's sole discretion and with notice to Borrower, may: (a) declare the entire outstanding Principal Amount, together with all accrued interest and all other sums due under this Promissory Note, to be immediately due and payable, and the same shall thereupon become immediately due and payable without presentment, demand or notice, which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of or on deposit with, Creditor or any affiliate of Creditor in any capacity whatsoever, including, without limitation, any balance of any deposit account and any credits with Creditor; (c) exercise its right to confess judgment against Borrower as provided hereinafter; (d) file a lawsuit and have a Consent Judgment entered in the amount of $60,727.80 plus any additional fees and costs incurred by Creditor, less any payments made, which Borrower hereby consents and agrees to; Borrower waives any and all defenses to said suit except for Payment and exercise any or all rights, powers and remedies provided for in the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise, (e) capitalize any unpaid interest and add it to the outstanding Principal Amount.

11. **Remedies Cumulative.** Each right, power and remedy of Creditor hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Creditor of any or all such other rights, powers or remedies. No failure or delay by Creditor to insist upon the strict performance of any one or more provisions of this Promissory Note or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude Creditor from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Promissory Note, or other amounts payable on demand, Creditor shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Promissory Note or other amounts payable on demand, or to exercise any rights and remedies

available to it in order to collect all such other amounts due and payable under this Promissory Note.

12. **Collection Expenses/Attorney's Fees.** If this Promissory Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, Borrower agrees to pay to Creditor upon demand all costs and expenses, including, without limitation, all attorneys' fees (including paralegal and law clerk fees as permitted under Florida law) and court costs incurred by Creditor in connection with the enforcement or collection of this Promissory Note (whether or not any action has been commenced by Creditor to enforce or collect this Promissory Note) or in successfully defending any counterclaim or other legal proceeding brought by Borrower contesting Creditor's right to collect the outstanding Principal Amount, and fees and costs incurred in bankruptcy and appellate proceedings and actions. The obligation of Borrower to pay all such costs and expenses shall not be merged into any judgment by confession against Borrower. All of such costs and expenses shall bear interest at the higher of the rate of interest provided herein or any default rate of interest provided herein, from the date of payment by Creditor until repaid in full.

13. **Interest Rate after Judgment.** If judgment is entered against Borrower on this Promissory Note, the amount of the judgment entered (which may include principal, interest, fees, and costs) shall bear interest at the higher of: (a) the rate of interest provided herein; (b) any default rate of interest provided herein; or (c) the legal rate of interest then applicable to judgments in the jurisdiction in which judgment was entered.

14. **Maximum Rate of Interest.** Notwithstanding any provision of this Promissory Note or the Loan Documents to the contrary, Borrower shall not be obligated to pay interest pursuant to this Promissory Note in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Promissory Note or the laws of the United States applicable to loans in such state. If any provisions of this Promissory Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid pursuant to this Promissory Note shall be held subject to reduction to the amount allowed under applicable law and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding pursuant to this Promissory Note. Borrower acknowledges that it has been contemplated at all times by Borrower that the laws of the State of Florida will govern the maximum rate of interest that it is permissible for Creditor to charge Borrower pursuant to this Promissory Note.

15. **Certain Waivers by Borrower.** Borrower waives demand, presentment, and protest of this Promissory Note. Creditor, with notice to Borrower, and

without in any respect compromising, impairing, releasing, lessening or affecting the obligations of Borrower hereunder or under any of the Loan Documents, may: (a) release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to (i) this Promissory Note, or (ii) any of the Loan Documents, (b) complete any blank space in this Promissory Note according to the terms upon which the loan evidenced hereby is made; and (c) grant any extension or other postponements of the time of payment hereof.

16. **Choice of Law.** This Promissory Note, and all matters arising out of or relating to this Promissory Note, and all related agreements and documents, shall be governed by and construed in accordance with the substantive laws of the State of Florida. The provisions of this Promissory Note and all other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

17. **Jurisdiction and Venue.** Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court having jurisdiction over Pinellas County, Florida. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both Borrower and Creditor. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Promissory Note. Nothing in this Promissory Note will limit the right of Creditor otherwise to bring proceedings against Borrower in the courts of any other jurisdiction or jurisdictions.

18. **Subsequent Holders.** In the event that any holder of this Promissory Note transfers this Promissory Note for value, Borrower agrees that except with respect to subsequent holders with actual knowledge of a claim or defense, no subsequent holder of this Promissory Note shall be subject to any claims or defenses which Borrower may have against a prior holder (which claims or defenses are not waived as to prior holders), all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all of the rights of a holder in due course with respect to Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

19. **Invalidity of Any Part.** If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Promissory Note, and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Promissory Note, but only to the extent of its

invalidity, illegality or unenforceability. In any event, if any such provision pertains to the repayment of the indebtedness evidenced by this Promissory Note, then and in such event, at Creditor's option, the outstanding Principal Amount, together with all accrued and unpaid interest thereon, shall become immediately due and payable.

20. **Service of Process.** Borrower hereby consents to process being served in any suit, action or proceeding instituted in connection with this Promissory Note by the mailing of a copy thereof to Borrower by certified mail, postage prepaid, return receipt requested. Borrower hereby irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action or proceeding. Nothing in this Promissory Note shall affect the right of Creditor to serve process in any other manner otherwise permitted by law.

21. **Notice.** Unless otherwise required by law, any notice, demand, request or other communication which Creditor or Borrower may be required to give hereunder shall be in writing, shall be effective and deemed received when sent or transmitted, and may be sent by certified United States mail, email, or overnight nationally recognized carrier, and shall be addressed as follows, or to such other addresses as the parties may designate by like notice:

If to Borrowers:

Alexander J. Clair
Stealth Technologies, Inc.
aclair@stealthtechinc.com
____
____
____

If to Creditor:

Robert Eckard, Esq.
Law Office of Robert Eckard & Associates, P.A.
3110 Alternate U.S. 19 N
Palm Harbor, FL 34683
(727)772-1941-telephone
(727) 771-7940-facsimile
robert@roberteckardlaw.com

22. **Miscellaneous.** Time is of the essence under this Promissory Note. The paragraph headings of this Promissory Note are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Promissory Note and the Loan Documents constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations or agreements, oral or written, with respect thereto. Creditor may sell, assign, pledge or transfer this Promissory Note or sell, assign, transfer or grant participations in all or any part of the obligations evidenced by this Promissory Note to others at any time and from time to time, and Creditor may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Promissory Note and any other Loan Documents or otherwise. No modification, release or waiver of this Promissory Note shall be deemed to be made by Creditor unless in writing signed by Creditor, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Promissory Note or any of the other Loan Documents. This Promissory Note shall inure to the benefit of and be enforceable by Creditor and Creditor's successors and assigns and any other person to whom Creditor may grant an interest in the obligations evidenced by this Promissory Note and shall be binding upon and enforceable against Borrower and Borrower's personal representatives, successors, heirs and assigns. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders. This Promissory Note may be executed in any number of counterparts, all of which, when taken together shall constitute one Promissory Note.

23. **Waiver of Jury Trial. BORROWERS AND CREDITOR HEREBY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE NOTE OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE NOTE.**

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed under seal as of the date first above written.

WITNESSES:

____
Signature

____
Signature

BORROWER:
Authorized Representative for Stealth Technologies, Inc.

Alexander Clair
Print Name

____
Signature

This promissory note has been hereby authorized by corporate resolution.

____
Authorized Representative for Stealth Technologies, Inc.

CREDITOR:
LAW OFFICE OF ROBERT ECKARD &ASSOCIATES, P.A.

____
Robert Eckard